UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2007 (September 19, 2007)
CLARCOR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)
840 Crescent Centre Drive, Suite 600, Franklin, TN   37067
(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code	615-771-3100

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
     Item 2.02 Results of Operations and Financial Condition.
(a) On September 19, 2007 CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the “Company”), issued a press release disclosing the Company’s financial results for its third quarter of its 2007 fiscal year (ended September 1, 2007).
Section 9 — Financial Statements & Exhibits
     Item 9.01 Financial Statements & Exhibits
Exhibit 99.1 — Press Release dated September 19, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.
By	/s/ Richard M. Wolfson
Richard M. Wolfson,
Vice President, General Counsel and Secretary

Date: September 20, 2007